Exhibit 10(b)


           FOURTH AMENDMENT TO REIMBURSEMENT AND SECURITY AGREEMENTS


     THIS FOURTH AMENDMENT TO REIMBURSEMENT AND SECURITY AGREEMENTS, dated August 23, 2002 (this "Amendment"), is made by and between Culp, Inc., a North Carolina corporation ("Company"), and Wachovia Bank, National Association, a national banking association (the "Bank"). This Amendment amends the Reimbursement Agreements defined below. All capitalized terms not otherwise defined in this Amendment shall have the meanings assigned to them in the Reimbursement Agreements.

                                    RECITALS

          A. The Company and the Bank are parties to seven separate Reimbursement and Security Agreements (as previously amended, the
     "Reimbursement Agreements"), each dated as of April 1, 1997 (except for item (vii) which is dated as of July 1, 1997), with respect to (i) $3,377,000 original principal amount Chesterfield County South Carolina Industrial Revenue Bonds (Series 1988); (ii) $6,000,000 original principal amount Chesterfield County, South Carolina Industrial Revenue Bonds (Series
     1996); (iii) $6,580,000 original principal amount Anderson County, South Carolina Industrial Revenue Bonds (Series 1993); (iv) $4,500,000 original principal amount Guilford County Industrial Facilities and Pollution Control Financing Authority Industrial Development Revenue Bonds (Series
     1989); and (v) $7,900,000 original principal amount Alamance County Industrial Facilities and Pollution Control Financing Authority Industrial Revenue Refunding Bonds (Series A and B.

          B. The Company and the Bank have agreed to amend the Reimbursement Agreements as set forth herein, subject to the terms and conditions set forth in this Amendment.

                             STATEMENT OF AGREEMENT

     NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Bank hereby agree as follows:

                                   AMENDMENTS

     Each Reimbursement Agreement is hereby amended as follows:

     1.1 Amendment of Definition of Fee Percentage. The definition of "Fee Percentage" contained in Section 1.1 of each Reimbursement Agreement is hereby deleted in its entirety and is replaced with the following:

     "Fee Percentage" means the percentage determined on each applicable Payment Date by reference to the table set forth below and the Debt/EBITDA Ratio for the quarterly or annual period ending immediately prior to such Payment Date:

                Debt/EBITDA Ratio                        Fee Percentage
                <=2.00 to 1.00                                       1.75%
                >2.00 to 1.00 but                                    2.00%

                <=2.50 to 1.00
                >2.50 to 1.00 but                                    2.50%

                <=3.00 to 1.00
                >3.00 to 1.00                                        3.00%


     2.4 Effect of Amendment. The Company hereby reaffirms and ratifies all of its Reimbursement Obligations under each of the Reimbursement Agreements. Except as expressly amended hereby, each such document shall continue in full force and effect in accordance with the provisions thereof on the date hereof. This Amendment is intended to supplement each Reimbursement Agreement, and is not intended to be and shall not be construed as a substitution or novation of the original indebtedness evidenced by the Reimbursement Agreements, which shall remain in full force and effect; and this Agreement does not extinguish the outstanding indebtedness evidenced by the Reimbursement Agreements.

                         REPRESENTATIONS AND WARRANTIES

     The Company hereby represents and warrants that:

     3.1  Authorization.   The  execution,  performance  and  delivery  of  this
Amendment are within the corporate powers of the Company and have been duly authorized by all necessary corporate action of the Company and this Amendment has been validly executed and delivered by the Company

     3.2 Compliance with Reimbursement Agreements. The Company is in compliance with all terms and provisions set forth in the Reimbursement Agreements to be observed or performed by it, and no Event of Default, nor any event that upon notice, lapse of time, or both, would constitute an Event of Default, has occurred and is continuing.

                                     GENERAL

     4.1 Full Force and Effect. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any provision of the Reimbursement Agreements except as expressly stated herein. Except as expressly amended hereby, the Reimbursement Agreements shall remain in full force and effect in accordance with the provisions thereof on the date hereof.

     4.2 Applicable Law. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the internal laws and judicial decisions of the State of North Carolina.

     4.3 Expenses and Fees. The Company agrees to pay all out-of-pocket expenses incurred by the Bank in connection with the preparation, execution and delivery of this Amendment, including, without limitation, all reasonable attorney's fees.

     4.4 Headings. The headings contained in this Amendment are for the purpose of reference only and shall not affect the construction hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in their corporate names by their duly authorized corporate officers as of the date first above written.

                                            CULP, INC.


                                            By:    ____________________________
                                            Name:  ____________________________
                                            Title: ____________________________

                                            WACHOVIA BANK, NATIONAL ASSOCIATION


                                            By:    ____________________________
                                            Name:  ____________________________
                                            Title: ____________________________